SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):    August 7, 2002
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                         Concurrent Computer Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                      0-13150                   04-2735766
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(State or other jurisdiction  (Commission: File Number)       (IRS Employer
    of incorporation)                                     Identification Number)



4375 River Green Parkway, Duluth, Georgia                      30096
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(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code:  (678) 258-4000
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     This Amendment Number 1 (i) amends the Current Report on Form 8-K filed by Concurrent Computer Corporation (the "Company") with the Securities and Exchange
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Commission on August 25, 1992 (the "1992 Current Report") and (ii) amends and
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restates the section entitled "Anti-Takeover Provisions - Restated Certificate of Incorporation and Amended and Restated Bylaw Provisions - Rights Plan" (the "Prior Description") of the Current Report on Form 8-K filed by the Company with
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the Securities and Exchange Commission on October 22, 2001.

     On August 7, 2002, the Company (i) removed BankBoston, N.A. (f/k/a First National Bank of Boston) as Rights Agent pursuant to the Rights Agreement dated July 31, 1992, (ii) appointed American Stock Transfer & Trust Company as successor Rights Agent and (iii) entered into an Amended and Restated Rights Agreement ("Rights Agreement") with American Stock Transfer & Trust Company.
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The amendments to the Rights Agreement include the resetting of the threshold to become an Acquiring Person (as defined in the Rights Agreement) from 20% to 15% and the extension of the final expiration date from August 14, 2002 to August
14, 2012.

     Item 5 of the 1992 Current Report and the Prior Description are each hereby deleted in their entirety and the following is substituted therefore:

                             Description of Rights.

     On July 31, 1992, the Board of Directors of Concurrent Computer Corporation (the "Company") declared a dividend distribution of one Preferred Stock Purchase
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Right (a "Right") for each outstanding share of common stock of the Company
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payable on August 14, 1992 to stockholders of record at the close of business on
August 14, 1992. Each Right entitles the holder of record to purchase from the Company at any time after the Distribution Date (as defined below) one one-hundredth of a share of Series A Participating Cumulative Preferred Stock, par value $0.01 per share, (the "Junior Preferred Stock"), at a price of $30 per
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one one-hundredth of one share, subject to adjustment (the "Purchase Price").
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The description and terms of the Rights are set forth in the Rights Agreement.

     Initially, the Rights will attach to all certificates representing Common Stock then outstanding, and no separate Rights Certificates (as hereinafter defined) will be distributed. The Rights will become exercisable and separate from the Common Stock upon the earlier to occur of (i) ten days following the earlier of (x) the first public announcement or (y) the first public disclosure that a Person or group of affiliated or associated Persons, subject to certain exceptions, has acquired beneficial ownership of 15% or more of the outstanding Voting Power of the Common Shares (as such terms are defined in the Rights Agreement) (such person or group, subject to certain exceptions, being hereinafter referred to as an "Acquiring Person" and such earlier date in clause
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(x) or (y) being hereinafter referred to as the "Shares Acquisition Date"); or
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(ii) ten business days (or such later date as the Board of Directors of the
Company may determine) following the commencement of, or announcement of an


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intention to make, a tender offer or exchange offer, the consummation of which would result in a Person or group, subject to certain exceptions, becoming the beneficial owner of 15% or more of the outstanding Voting Power of the Common Shares (the earlier of such dates in clauses (i) and (ii) being called the "Distribution Date"). Common Stock beneficially owned by the Company or any
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subsidiary of the Company will not be considered outstanding for purposes of calculating the percentage ownership of any Person.

     The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with, and only with, the Common Stock. Until the Distribution Date (or earlier redemption or expiration), new Common Stock certificates issued after August 14, 1992 (the "Record Date") upon transfer or new issuance will contain a notation
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incorporating the Rights Agreement by reference.  Until the Distribution Date
(or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates of Common Stock outstanding as of the Record Date, even without such notation, also will constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the
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Common Stock as of the close of business on the Distribution Date, and such separate Rights Certificates alone will evidence the Rights. The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on August 14, 2012, unless earlier redeemed by the Company as described below.

     Each of the following Persons (as defined in the Rights Agreement) will not be deemed to be an Acquiring Person even if they have acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the voting power of the outstanding Common Shares of the Company: (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or any subsidiary of the Company, and (iv) any Person who would otherwise have become an Acquiring Person solely by virtue of a reduction in the number of shares of outstanding Common Stock unless and until such Person shall become the beneficial owner of any additional shares of Common Stock.

     If any Person becomes an Acquiring Person, each holder of a Right will thereafter have the right (the "Flip-In Right") to receive, in lieu of shares of
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Junior Preferred Stock and upon payment of the Purchase Price, Common Stock (or in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right. Notwithstanding the foregoing, all Rights that are, or were, beneficially owned by an Acquiring Person or any affiliate or associate thereof will be null and void and not exercisable.

     If, at any time on or after a Person becomes an Acquiring Person, (i) the Company is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Stock immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Company's assets, cash


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flow or earning power is sold or transferred other than in the ordinary course of the Company's business, then each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, in lieu of Junior Preferred Stock and upon
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exercise and payment of the Purchase Price, common shares of the acquiring company having a value equal to two times the Purchase Price. If a transaction would otherwise result in a holder's having a Flip-In Right as well as a Flip-Over Right, then only the Flip-Over Right will be exercisable. If a transaction results in a holder's having a Flip-Over Right subsequent to a transaction resulting in a holder's having a Flip-In Right, a holder will have Flip-Over Rights only to the extent such holder's Flip-In Rights have not been exercised.

     The Purchase Price payable, and the number of shares of Junior Preferred Stock, or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Junior Preferred Stock, (ii) upon the grant to holders of the Junior Preferred Stock of certain rights or warrants to subscribe for Junior Preferred Stock or convertible securities at less than the current market price of the Junior Preferred Stock, or (iii) upon the distribution to holders of the Junior Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Junior Preferred Stock) or of subscription rights or warrants (other than those referred to above). However, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1%.

     The number of outstanding Rights and the number of one one-hundredths of a share of a Junior Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

     Junior Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Junior Preferred Stock will be entitled to an aggregate quarterly dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of shares of Junior Preferred Stock will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each share of Junior Preferred Stock will have 100 votes, in each case voting together with each class or series of stock entitled to vote thereon. Finally, in the event of any merger, consolidation or other transaction in which the shares of Common Stock are exchanged, each share of Junior Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary dilution provisions.

     Because of the nature of the dividend, liquidation and voting rights of the Junior Preferred Stock, the value of the one one-hundredth interest in a share of Junior Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

     If, after the triggering of Flip-In Rights, insufficient shares of Common Stock are available for the exercise in full of the Rights, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise in full of the Rights. If, after the expiration of 120 days after the triggering of Flip-In Rights, insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise Common Stock or to the extent available cash, property or other securities of the Company, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

     The Company is not required to issue fractional shares of Junior Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Junior Preferred Stock, which may, at the election of the Company be evidenced by depositary receipts), and in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current value of one one-hundredth of a share of Junior Preferred Stock. Following the triggering of the Flip-In Rights, the Company will not be required to issue fractional shares of Common Stock upon exercise of the Rights and, in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current market value of a share of Common Stock.

     In general, the Company may redeem the Rights at a price of $0.0025 per Right (subject to adjustment), at any time prior to the existence of an Acquiring Person.

     At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the then outstanding and exercisable Rights (other than Rights owned by an Acquiring Person, which will have become null and void), in whole or in part, for shares of Common Stock, each Right being exchangeable for one share of Common Stock or common share equivalents equal to one share of Common Stock, subject to adjustment.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The issuance of the Rights is not taxable to the Company or to stockholders under presently existing federal income tax law, and will not change the way in which stockholders can presently trade the Company's Common Stock. If the Rights should become exercisable, stockholders, depending on then existing circumstances, may recognize taxable income.

     Prior to the existence of an Acquiring Person, the Rights Agreement generally may be amended by the Board of Directors of the Company. From and after the existence of an Acquiring Person, the Company may amend the Rights Agreement only to (i) cure any ambiguity, (ii) correct or supplement any provision which may be defective or inconsistent with the other provisions of the Rights Agreement, or (iii) change or supplement the Rights Agreement in any other manner which the Company may deem necessary or desirable, provided that no amendment shall adversely affect the interests of the holders of Rights (other than any interest of an Acquiring Person or an affiliate or associate of an Acquiring Person). However, no amendment may be made at any time when the Rights are not redeemable.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a Person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. Accordingly, the existence of the Rights may deter certain acquirors from making takeover proposals or tender offers. However, the rights plan helps ensure that the Company's stockholders receive fair and equal treatment in the event of any proposed takeover of the Company. The amendment and restatement of the plan is not in response to any specific takeover threat or proposal.

     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to this Current Report Statement on Form 8-K with respect to the Rights filed with the Securities and Exchange Commission (Commission File No.0-13150). A copy of the Rights Agreement is available free of charge from the Company, 4375 River Green Parkway, Duluth, Georgia 30096,
Attention: General Counsel. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Certain matters discussed herein may constitute Forward-looking Statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, each as amended by the Private Securities Litigation Reform Act of 1995, 15 U.S.C.A. Sections 77z-2 and 78u-5 (Supp. 1996). Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team as well as the assumptions on which such statements are based. Any such Forward-looking Statements are not guarantees of future performance and the Company's actual result could differ materially from those set forth in such Forward-looking Statements. The risks and uncertainties which could affect the Company's financial condition or results of operations include, without limitation: availability of video-on-demand content; delays or cancellations of customer orders; changes in product demand; economic conditions; various inventory risks due to changes in market conditions; uncertainties relating to the development and ownership of intellectual property; uncertainties relating to the Company's ability and the ability of other companies to enforce intellectual property rights; the pricing and availability of equipment, materials and inventories; the limited operating history of the Company's video-on-demand segment; the concentration of its customers; failure to effectively manage growth; delays in testing and introductions of new products; rapid technology changes; demand shifts from high-priced, proprietary real-time systems to low-priced, open server systems; system errors or failures; reliance on a limited number of suppliers; uncertainties associated with international business activities, including foreign regulations, trade controls, taxes, and currency fluctuations; the highly competitive environment in which the Company operates; and the entry of new well-capitalized competitors into the Company's markets. Other important factors are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K (including specifically the Current Report on Form 8-K dated October 22, 2001, incorporated herein by reference) and Annual Reports on Form 10-K. The Company undertakes no obligation to update or revise Forward-Looking Statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

                    None.

          (b)  Pro Forma Financial Information.

                    None.

          (c)  Exhibits.

                    The following exhibits are filed herewith:

Exhibit No.                             Description
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4.1                 Amended and Restated Rights Agreement dated as of August 7,
                    2002 between Concurrent Computer Corporation and American Stock Transfer & Trust Company, as Rights Agent, which includes the Form of Amended Certificate of Designations of Series A Participating Cumulative Preferred Stock as Exhibit A, Form of Amendment to Amended Certificate of Designations of Series A Participating Cumulative Preferred Stock as Exhibit B, and the Form of Rights Certificate as Exhibit C


4.2                 Form of Rights Certificate

99.1 Press Release, dated August 9, 2002, announcing adoption of Amended and Restated Rights Agreement


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                                   Signatures
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     Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  August 9, 2002



                                           CONCURRENT COMPUTER CORPORATION



                                           By:  /s/  Jack A. Bryant
                                              --------------------------------
                                              Name:  Jack A. Bryant
                                              Title: President and Chief
                                                     Executive Officer


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